UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

FRONTIER OIL CORPORATION
(Exact name of registrant as specified in its charter)

Wyoming	1-7627	74-1895085
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10000 Memorial Drive, Suite 600 Houston, Texas		77024-3411
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 688-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry Into a Material Definitive Agreement.

Executive Change in Control Severance Agreement

Effective as of December 30, 2008, Frontier Oil Corporation (the “Company”) entered into Executive Change in Control Severance Agreements (the “New Agreements”) with its officers listed in the table below.  In each case, the New Agreements amend and restate existing Executive Change In Control Severance Agreements that have been in place for these officers since December 30, 2005, or later.

Each of the New Agreements has a three-year term and automatically terminates fourteen months to two years after the date of a change in control, although certain officers have the right to extend such term for a period of three years after a change in control.  In the event of a change in control, the New Agreements require that the Company, or a successor, (a) employ the person as an officer of the Company, (b) provide compensation to the officer consisting of an annual base salary no less than the rate in effect immediately prior to the change in control plus customary increases, (c) provide the officer with a minimum target bonus ranging from 35% to 100% of such officer’s base salary, (d) provide the officer the right to participate in the Company’s compensation plans on terms no less favorable than existed prior to the change in control and (e) entitle the officer to the employee benefits offered by the Company that are at least equal to those provided to the officer immediately prior to the change in control.

A “change in control” is deemed to occur under the New Agreements (a) upon any person or group becoming the beneficial owner of 25% or more of the voting power of the Company’s then outstanding voting securities, (b) when there is a change in the composition of the board of directors of the Company that results in less than a majority of the incumbent directors remaining in office, (c) upon the disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, unless the persons who were the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction beneficially own more than 60% of the then outstanding voting securities or (d) the adoption of a plan of liquidation or dissolution.

An officer will be entitled to a severance payment in the event that his employment is terminated after a change in control, (a) by the Company for any reason other than for “cause” or “disability” (each as defined in the New Agreements), (b) by the officer because of non-reelection to, or removal from, his or her position, a significant change in the nature or scope of the duties and powers of the officer or a reduction in compensation or benefits, a good faith determination that a change in control has significantly changed his or her ability to carry out his or her duties and powers, an unremedied breach of his or her New Agreement by the Company or the failure of a successor to the Company to assume the duties and obligations under his or her New Agreement or (c) for those officers at the level of Executive Vice President or higher, by the officer during the 60-day period following the one year anniversary of the Change in Control for any reason other than death or disability that entitles him or her to long-term disability benefits under a Company plan.  Upon such officer’s termination, he or she will be entitled to receive a severance amount equal to from two to seven times such officer’s base salary.  In addition, all of his or her equity-based compensation awards granted prior to the change in control will vest in full.

The following table sets forth each officer who entered into a New Agreement with the Company.

Officer	Title	Severance Benefit as Multiple of Annual Base Salary
James R. Gibbs (1)	Chairman	2.0
Michael C. Jennings (1)	President & Chief Executive Officer	7.0
W. Paul Eisman	Executive Vice President—Refining & Marketing Operations	6.0
Doug S. Aron (1)	Executive Vice President & Chief Financial Officer	6.0
J. Currie Bechtol	Vice President & General Counsel	4.0
Gerald B. Faudel	Vice President—Government Relations & Environment Affairs	4.0
Jon D. Galvin	Vice President	4.0
Nancy J. Zupan (1)	Vice President & Chief Accounting Officer	4.0
Leo J. Hoonakker	Vice President—Treasurer	4.0
Penny S. Newmark (2)	Vice President—Human Resources	4.0
Michael J. Milam (2)	Vice President—Refinery Manager	4.0
Kent A. Olsen (2)	Vice President—Marketing	4.0
Joel W. Purdy (2)	Vice President—Crude Supply	4.0
Billy N. Rigby (2)	Vice President—Operations & Planning	4.0
James M. Stump (2)	Vice President—Refinery Manager	4.0

(1)   Title effective as of January 1, 2009.
(2)   Denotes officer of a subsidiary entity.

The description of the New Agreements contained herein does not purport to be a complete statement of the parties’ rights and obligations thereunder.  The statements herein are qualified in their entirety by reference to the New Agreements, a form of which is attached hereto as Exhibit 10.1– 10.15 and is incorporated herein by reference.

Executive Severance Agreements

Effective as of December 30, 2008, the Company entered into Executive Severance Agreements (the “Severance Agreements”) with the officers listed in the table below.  These agreements amend and restate agreements that have been in place for these officers since May 30, 2006, or later.  Each Severance Agreement provides certain benefits to a covered executive in the event of that executive’s termination of employment with the Company.  Each Severance Agreement has a one-year term, which automatically extends for additional one-year periods unless the Company notifies the executive that the Severance Agreement will not be renewed.

In the event the executive’s employment is terminated by the Company for reasons other than “cause” (as defined in the Severance Agreements) or permanent and total disability, each Severance Agreement provides that the executive will receive the following benefits:  (a) continuation of base salary for a period of 18 months (for Executive Vice President and above) or 12 months (for Vice President), (b) payment of a prorated bonus for the period of employment prior to termination based upon actual results of the Company versus established performance measures, during the year of termination, (c) payment of COBRA premiums for up to 18 months, (d) up to $15,000 of outplacement assistance, (e) full vesting of all unvested equity awards held by the executive on the termination date, and (f) continued participation in the Company’s life insurance plan for up to 18 months at the same level as was in place for the executive immediately prior to termination.

Each Severance Agreement provides that the executive is deemed to have been terminated by the Company if:  (a) he or she receives a material reduction in base salary, unless comparable reductions are made in the base salaries of all similar executives by the Company, (b) he or she receives a material reduction in the annual target percentage or bonus opportunity, unless comparable reductions are made in the bonus opportunities for all similar executives of the Company, or (c) he or she is requested to relocate his or her principal office location by more than 50 miles and is not offered relocation benefits and reimbursements by the Company for the cost of relocating.

Each executive agrees in his or her Severance Agreement that, both during and after leaving employment by the Company, he or she will not disclose confidential information of the Company and upon leaving employment, will return all Company property.  In addition, each executive agrees that, for a one-year period following termination of employment, he or she will not solicit the employment of any employee of the Company.

The following table sets forth each officer who entered into a Severance Agreement with the Company.

Officer	Title
Michael C. Jennings (1)	President & Chief Executive Officer
W. Paul Eisman	Executive Vice President - Refining & Marketing
Doug S. Aron (1)	Executive Vice President & Chief Financial Officer
J. Currie Bechtol	Vice President & General Counsel
Gerald B. Faudel	Vice President – Government Relations & Environmental Affairs
Jon D. Galvin	Vice President
Nancy J. Zupan (1)	Vice President & Chief Accounting Officer
Leo J. Hoonakker	Vice President - Treasurer
Penny S. Newmark (2)	Vice President - Human Resources
Michael S. Milam (2)	Vice President - Refinery Manager
Kent A. Olsen (2)	Vice President - Marketing
Joel W. Purdy (2)	Vice President - Crude Supply
Billy N. Rigby (2)	Vice President - Operations & Planning
James M. Stump (2)	Vice President - Refinery Manager

(1)   Title effective as of January 1, 2009.
(2)   Denotes officer of a subsidiary entity.

The description of the Severance Agreements contained herein does not purport to be a complete statement of the parties’ rights and obligations thereunder.  The statements herein are qualified in their entirety by reference to the Severance Agreements, a form of which is attached hereto as Exhibit 10.16 – 10.29 and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(c)  Exhibits

Exhibit Number	Description of Exhibit
10.1	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and James R. Gibbs.
10.2	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Michael C. Jennings.
10.3	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and W. Paul Eisman.
10.4	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Doug S. Aron.
10.5	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and J. Currie Bechtol.
10.6	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Gerald B. Faudel.
10.7	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Jon D. Galvin.
10.8	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Nancy J. Zupan.
10.9	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Leo J. Hoonakker.
10.10	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Penny S. Newmark.
10.11	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Michael F. Milam.
10.12	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Kent A. Olsen.
10.13	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Joel W. Purdy.
10.14	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Billy N. Rigby.
10.15	Executive Change in Control Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and James M. Stump.
10.16	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Michael C. Jennings.
10.17	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and W. Paul Eisman.
10.18	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Doug S. Aron.
10.19	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and J. Currie Bechtol.
10.20	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Gerald B. Faudel.
10.21	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Jon D. Galvin.
10.22	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Nancy J. Zupan.
10.23	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Leo J. Hoonakker.
10.24	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Penny S. Newmark.
10.25	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Michael F. Milam.
10.26	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Kent A. Olsen.
10.27	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Joel W. Purdy.
10.28	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and Billy N. Rigby.
10.29	Executive Severance Agreement, effective as of December 30, 2008 by and between Frontier Oil Corporation and James M. Stump.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:           January 2, 2009

FRONTIER OIL CORPORATION

By:	/s/ Douglas S. Aron
Douglas S. Aron
Executive Vice President & Chief Financial Officer